Exhibit 99.1

Union Pacific Reports First Quarter 2024 Results

●	First quarter earnings per diluted share of $2.69, up 1%
●	First quarter operating income up 3%
●	First quarter net income up1%

Omaha, Neb., April 25, 2024 – Union Pacific Corporation (NYSE: UNP) today reported 2024 first quarter net income of $1.6 billion, or $2.69 per diluted share. This compares to 2023 first quarter net income of $1.6 billion, or $2.67 per diluted share.

“Our team delivered strong financial results in the first quarter as we navigated a challenging freight market and normal winter conditions,” said Jim Vena, Union Pacific Chief Executive Officer. “These results build on the momentum we established as we exited 2023 and provide further proof of what’s possible as we strive to be the best in safety, service, and operational excellence. This is a great start to the year, but we understand there’s work to be done to achieve our goals and meet our stakeholders’ expectations.”

First Quarter Summary: 2024 vs. 2023

Financial Results: Improved Operational Efficiency and Core Pricing Gains Drive Increase in Operating Income; First Quarter Records for Operating Income and Net Income

●	Operating revenue of $6.0 billion was flat driven by core pricing gains and business mix offset by reduced fuel surcharge revenue and lower volume.
●	Freight revenue excluding fuel surcharge revenue grew 4% as revenue carloads declined 1%.
●	Operating ratio was 60.7%, an improvement of 140 basis points. Lower fuel prices during the quarter negatively impacted the operating ratio 60 basis points.
●	Operating income of $2.4 billion was up 3%.

Operating Performance: Improvement Across Safety, Service, and Operational Excellence; First Quarter Record for Fuel Consumption Rate

●	Union Pacific’s reportable personal injury and reportable derailment rates both improved.
●	Quarterly freight car velocity was 203 daily miles per car, a 4% improvement.
●	Quarterly locomotive productivity was 135 gross ton-miles (GTMs) per horsepower day, a 10% improvement.
●	Average maximum train length was 9,287 feet, a 1% increase.
●	Quarterly workforce productivity improved 1% to 1,000 car miles per employee.
●	Fuel consumption rate of 1.115, measured in gallons of fuel per thousand GTMs, improved 1%.

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2024 Outlook

Updated

●	Profitability outlook gaining momentum with strong service product, improving network efficiency, and solid pricing
●	Restarting share repurchases in second quarter

Affirmed

●	Volume outlook muted by international intermodal business loss, lower coal demand, and soft economic conditions
●	Pricing dollars in excess of inflation dollars
●	No change to long-term capital allocation strategy
○ Capital plan of $3.4 billion

First Quarter 2024 Earnings Conference Call

Union Pacific will webcast its first quarter 2024 earnings release presentation live at www.up.com/investor and via teleconference on Thursday, April 25, 2024, at 8:45 a.m. Eastern Time. Participants may join the conference call by dialing 877-407-8293 (or for international participants, 201-689-8349).

ABOUT UNION PACIFIC

Union Pacific (NYSE: UNP) delivers the goods families and businesses use every day with safe, reliable, and efficient service. Operating in 23 western states, the company connects its customers and communities to the global economy. Trains are the most environmentally responsible way to move freight, helping Union Pacific protect future generations. More information about Union Pacific is available at www.up.com.

Union Pacific Investor contact: Brad Stock at 402-544-4227 or bkstock@up.com

Union Pacific Media contact: Clarissa Beyah at 402-957-4793 or cbeyah@up.com

Supplemental financial information is attached.

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This news release and related materials contain statements about the Company’s future that are not statements of historical fact, including specifically the statements regarding the potential impacts of public health crises, including pandemics, epidemics and the outbreak of other contagious diseases, such as the coronavirus and its variant strains (COVID); the Russia-Ukraine and Israel-Hamas wars and other geopolitical tensions in the middle east, and any impacts on our business operations, financial results, liquidity, and financial position, and on the world economy (including customers, employees, and supply chains), including as a result of fluctuations in volume and carloadings; expectations as to general macroeconomic conditions, including slowdowns and recessions, domestically or internationally, and volatility in interest rates and fuel prices; closing of customer manufacturing, distribution, or production facilities; expectations as to operational or service improvements; expectations as to hiring challenges; availability of employees; expectations regarding the effectiveness of steps taken or to be taken to improve operations, service, infrastructure improvements, and transportation plan modifications; expectations as to cost savings, revenue growth, and earnings; the time by which goals, targets, or objectives will be achieved; projections, predictions, expectations, estimates, or forecasts as to business, financial, and operational results, future economic performance, and general economic conditions; proposed new products and services; estimates of costs relating to environmental remediation and restoration; estimates and expectations regarding tax matters; expectations that claims, litigation, environmental costs, commitments, contingent liabilities, labor negotiations or agreements, cyberattacks or other matters. These statements are, or will be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements also generally include, without limitation, information, or statements regarding: projections, predictions, expectations, estimates, or forecasts as to the Company’s and its subsidiaries’ business, financial, and operational results, and future economic performance; and management’s beliefs, expectations, goals, and objectives and other similar expressions concerning matters that are not historical facts.

Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times that, or by which, such performance or results will be achieved. Forward-looking information, including expectations regarding operational and financial improvements and the Company’s future performance or results are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statement. Important factors, including risk factors, could affect the Company’s and its subsidiaries’ future results and could cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements. Information regarding risk factors and other cautionary information are available in the Company’s Annual Report on Form 10-K for 2023, which was filed with the SEC on February 9, 2024. The Company updates information regarding risk factors if circumstances require such updates in its periodic reports on Form 10-Q and its subsequent Annual Reports on Form 10-K (or such other reports that may be filed with the SEC).

Forward-looking statements speak only as of, and are based only upon information available on, the date the statements were made. The Company assumes no obligation to update forward-looking information to reflect actual results, changes in assumptions, or changes in other factors affecting forward-looking information. If the Company does update one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect thereto or with respect to other forward-looking statements. References to the Company’s website are provided for convenience and, therefore, information on or available through the website is not, and should not be deemed to be, incorporated by reference herein.

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UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Income (unaudited)

Millions, Except Per Share Amounts and
Percentages, For the Periods Ended March 31,	2024	2023		%
Operating Revenues
Freight revenues	$5,616	$5,656	(1)%
Other revenues	415	400	4
Total operating revenues	6,031	6,056	-
Operating Expenses
Compensation and benefits	1,223	1,179	4
Fuel	658	766	(14)
Purchased services and materials	613	653	(6)
Depreciation	594	572	4
Equipment and other rents	216	235	(8)
Other	355	357	(1)
Total operating expenses	3,659	3,762	(3)
Operating Income	2,372	2,294	3
Other income, net	92	184	(50)
Interest expense	(324)	(336)	(4)
Income before income taxes	2,140	2,142	-
Income tax expense	(499)	(512)	(3)
Net Income	$1,641	$1,630	1%

Share and Per Share
Earnings per share - basic	$2.69	$2.67	1%
Earnings per share - diluted	$2.69	$2.67	1
Weighted average number of shares - basic	609.2	610.6	-
Weighted average number of shares - diluted	610.2	611.5	-
Dividends declared per share	$1.30	$1.30	-

Operating Ratio	60.7%	62.1%	(1.4	) pts
Effective Tax Rate	23.3%	23.9%	(0.6	) pts

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Freight Revenues Statistics (unaudited)

For the Periods Ended March 31,	2024	2023	%
Freight Revenues (Millions)
Grain & grain products	$943	$943	-%
Fertilizer	201	186	8
Food & refrigerated	285	263	8
Coal & renewables	388	505	(23)
Bulk	1,817	1,897	(4)
Industrial chemicals & plastics	572	536	7
Metals & minerals	515	536	(4)
Forest products	338	332	2
Energy & specialized markets	679	613	11
Industrial	2,104	2,017	4
Automotive	611	587	4
Intermodal	1,084	1,155	(6)
Premium	1,695	1,742	(3)
Total	$5,616	$5,656	(1)%
Revenue Carloads (Thousands)
Grain & grain products	210	202	4%
Fertilizer	47	45	4
Food & refrigerated	46	44	5
Coal & renewables	177	216	(18)
Bulk	480	507	(5)
Industrial chemicals & plastics	164	157	4
Metals & minerals	170	188	(10)
Forest products	53	52	2
Energy & specialized markets	154	139	11
Industrial	541	536	1
Automotive	207	200	4
Intermodal [a]	739	734	1
Premium	946	934	1
Total	1,967	1,977	(1)%
Average Revenue per Car
Grain & grain products	$4,494	$4,668	(4)%
Fertilizer	4,271	4,135	3
Food & refrigerated	6,231	5,963	4
Coal & renewables	2,189	2,341	(6)
Bulk	3,787	3,743	1
Industrial chemicals & plastics	3,486	3,402	2
Metals & minerals	3,030	2,853	6
Forest products	6,297	6,384	(1)
Energy & specialized markets	4,416	4,408	-
Industrial	3,886	3,760	3
Automotive	2,947	2,944	-
Intermodal [a]	1,468	1,573	(7)
Premium	1,792	1,866	(4)
Average	$2,855	$2,861	-%

[a]	For intermodal shipments each container or trailer equals one carload.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Financial Position (unaudited)

	Mar. 31,	Dec. 31,
Millions, Except Percentages	2024	2023
Assets
Cash and cash equivalents	$925	$1,055
Short-term investments	20	16
Other current assets	3,249	3,077
Investments	2,651	2,605
Properties, net	57,590	57,398
Operating lease assets	1,453	1,643
Other assets	1,378	1,338
Total assets	$67,266	$67,132

Liabilities and Common Shareholders' Equity
Debt due within one year	$733	$1,423
Other current liabilities	3,801	3,683
Debt due after one year	31,195	31,156
Operating lease liabilities	1,016	1,245
Deferred income taxes	13,146	13,123
Other long-term liabilities	1,710	1,714
Total liabilities	51,601	52,344
Total common shareholders' equity	15,665	14,788
Total liabilities and common shareholders' equity	$67,266	$67,132

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Cash Flows (unaudited)

Millions, for the Periods Ended March 31,	2024	2023
Operating Activities
Net income	$1,641	$1,630
Depreciation	594	572
Deferred and other income taxes	23	52
Other - net	(136)	(414)
Cash provided by operating activities	2,122	1,840
Investing Activities
Capital investments*	(797)	(772)
Other - net	(5)	(33)
Cash used in investing activities	(802)	(805)
Financing Activities
Debt repaid	(1,358)	(647)
Dividends paid	(795)	(795)
Debt issued	400	1,199
Share repurchase programs	-	(575)
Other - net	302	(109)
Cash used in financing activities	(1,451)	(927)
Net change in cash, cash equivalents, and restricted cash	(131)	108
Cash, cash equivalents, and restricted cash at beginning of year	1,074	987
Cash, cash equivalents, and restricted cash at end of period	$943	$1,095
Free Cash Flow**
Cash provided by operating activities	$2,122	$1,840
Cash used in investing activities	(802)	(805)
Dividends paid	(795)	(795)
Free cash flow	$525	$240

*	Capital investments include locomotive and freight car early lease buyouts of $96 million in 2024 and $8 million in 2023.

**	Free cash flow is a non-GAAP measure; however, we believe this measure is important to management and investors in evaluating our financial performance and measures our ability to generate cash without additional external financing.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Operating and Performance Statistics (unaudited)

For the Periods Ended March 31,	2024	2023	%
Operating/Performance Statistics
Freight car velocity (daily miles per car)*	203	196	4%
Average train speed (miles per hour)*	24.1	24.1	-
Average terminal dwell time (hours)*	23.5	24.0	(2)
Locomotive productivity (GTMs per horsepower day)	135	123	10
Gross ton-miles (GTMs) (millions)	206,029	206,648	-
Train length (feet)	9,287	9,159	1
Intermodal service performance index (%)	95	81	14	pts
Manifest/Automotive service performance index (%)	87	80	7	pts
Intermodal car trip plan compliance (%)**	85	72	13	pts
Manifest/Automotive car trip plan compliance (%)**	66	61	5	pts
Workforce productivity (car miles per employee)	1,000	989	1
Total employees (average)	31,052	31,532	(2)

Locomotive Fuel Statistics
Average fuel price per gallon consumed	$2.81	$3.22	(13)%
Fuel consumed in gallons (millions)	230	232	(1)
Fuel consumption rate***	1.115	1.123	(1)

Revenue Ton-Miles (Millions)
Grain & grain products	20,649	20,044	3%
Fertilizer	3,287	3,136	5
Food & refrigerated	4,917	4,543	8
Coal & renewables	18,883	22,497	(16)
Bulk	47,736	50,220	(5)
Industrial chemicals & plastics	7,427	7,091	5
Metals & minerals	8,065	8,947	(10)
Forest products	5,580	5,549	1
Energy & specialized markets	10,586	9,499	11
Industrial	31,658	31,086	2
Automotive	4,536	4,400	3
Intermodal	17,335	18,120	(4)
Premium	21,871	22,520	(3)
Total	101,265	103,826	(2)%

*	Surface Transportation Board (STB) reported performance measures.

**	Methodology used to report is not comparable with the reporting to the STB under docket number EP 770.

***	Fuel consumption is computed as follows: gallons of fuel consumed divided by gross ton-miles in thousands.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Non-GAAP Measures Reconciliation to GAAP (unaudited)

Debt / Net Income
Millions, Except Ratios	Mar. 31,	Dec. 31,
for the Trailing Twelve Months Ended [a]	2024	2023
Debt	$31,928	$32,579
Net income	6,390	6,379
Debt / net income	5.0	5.1

Adjusted Debt / Adjusted EBITDA*
Millions, Except Ratios	Mar. 31,	Dec. 31,
for the Trailing Twelve Months Ended [a]	2024	2023
Net income	$6,390	$6,379
Add:
Income tax expense	1,841	1,854
Depreciation	2,340	2,318
Interest expense	1,328	1,340
EBITDA	$11,899	$11,891
Adjustments:
Other income, net	(399)	(491)
Interest on operating lease liabilities [b]	48	58
Adjusted EBITDA	$11,548	$11,458
Debt	$31,928	$32,579
Operating lease liabilities	1,338	1,600
Adjusted debt	$33,266	$34,179
Adjusted debt / adjusted EBITDA	2.9	3.0

[a]	The trailing twelve months income statement information ended March 31, 2024, is recalculated by taking the twelve months ended December 31, 2023, subtracting the three months ended March 31, 2023, and adding the three months ended March 31, 2024.

[b]	Represents the hypothetical interest expense we would incur (using the incremental borrowing rate) if the property under our operating leases were owned or accounted for as finance leases.

*

Adjusted debt (total debt plus operating lease liabilities plus after-tax unfunded pension and OPEB (other post retirement benefit) obligations) to adjusted EBITDA (earnings before interest, taxes, depreciation, amortization, and adjustments for other income and interest on present value of operating leases) is considered a non-GAAP financial measure by SEC Regulation G and Item 10 of SEC Regulation S-K and may not be defined and calculated by other companies in the same manner. We believe this measure is important to management and investors in evaluating the Company’s ability to sustain given debt levels (including leases) with the cash generated from operations. In addition, a comparable measure is used by rating agencies when reviewing the Company’s credit rating. Adjusted debt to adjusted EBITDA should be considered in addition to, rather than as a substitute for, other information provided in accordance with GAAP. The most comparable GAAP measure is debt to net income ratio. The tables above provide reconciliations from net income to adjusted EBITDA, debt to adjusted debt, and debt to net income to adjusted debt to adjusted EBITDA. At both March 31, 2024, and December 31, 2023, the incremental borrowing rate on operating leases was 3.6%. Pension and OPEB were funded at March 31, 2024, and December 31, 2023.